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                                                                    Exhibit 10.7

                                                      BOOK 230 PAGE 5

                 CERTIFICATE OF LOCATION OF LODE MINING CLAIM

      The undersigned hereby certifies that he has caused to be located the TC #36 Lode Mining Claim in the following described legal subdivision(s):

NE    1/4 , Section       10  Township 15N,     Range 64E,        MDB7M
                         ---
      1/4 , Section      ___  Township          Range             MDB&M
      1/4 , Section      ___  Township          Range             MDB&M
      1/4 , Section      ___  Township          Range             MDB&M

In White Pine County, Nevada, on the 15th day of September, 1994.

      The name and address of the locator is:

                               Brancoto U.S. Inc.
                               127 Cheney Street
                               Reno, Nevada 89511
                               (702) 853-7015

The claim is approximately 1500 feet long and 600 feet wide, such that 1475 feet in a Northerly direction and 25 feet in a southerly direction from the location monument (point of discovery), at which the Notice of Location was posted, together with 300 feet on each side of the location monument.

      The general course of the lode or vein is from the Northwest to the Southeast direction.

      The number, location and markings on each corner monument are as follows:

            Number 1 Northwest corner is a 2"x2"xz4' wooden post Number 2 Northeast corner is a 2"x2"xz4' wooden post Number 3 Southeast corner is a 2"x2"xz4' wooden post Number 4. Southwest corner is a 2"x2"xz4' wooden post

      As erected on the ground, each corner monument is marked by the claim name, number and which corner it is with an aluminum tag attached to the post. Monumentation of this claim was completed by the 15th day of October, 1994.

      This claim is intended to cover all land open to location existing within its boundaries as of this date, but does not in any way affect the rights of private mineral owners.

      The work of location consisted of making a claim map as provided in NRS 517.040.

      Dated this 24th day of October, 1994.

      SIGNATURE OF LOCATOR                      RECORDERS STAMP
                                                FEE $9.50 FILE #288309
      By: /s/ Herb Duerr                            FILED FOR RECORD
         ---------------------------                AT THE REQUEST OF
         Agent for Brancoto U.S. Inc.               JOHN PROCHNAU
                                                    '94 NOV 28 P2:43

                                                RECORDED IN BOOOK 230 PAGES 5
                                                WHITE PINE COUNTY RECORDER